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                                                                    EXHIBIT 10.7

                           REPRESENTATIVE AGREEMENT

THIS REPRESENTATIVE AGREEMENT ("Agreement") is made and entered into this 9th day of April, 1994 by and between Rushmore Securities, Inc. (RSC), a Texas Corporation, with its principal office located at 15851 Dallas Parkway, Suite 1155, Dallas, Texas 75248 and the undersigned Kenny Anderson (Hereinafter referred to as "RR")

WHEREAS, RSC is a duly qualified broker-dealer, and

WHEREAS, Registers Representative "RR" desires to engage in the sale of securities the parties hereto that the RR conduct such sales activities as an independent securities salesperson and not as an employee, as provided by paragraph 6 of Mimeograph 6656, published by the office of the Commissioner of Internal Revenue in Cumulative Bulletin 1951-1, page 108, subject to such supervisory restrictions as are required by the SEC, NASD, Securities Commission of the State of Texas or other applicable states, and other Regulatory Authorities and Associations as are necessary to properly qualify the RR.

NOW, THEREFORE, it is agreed:

1. DEFINITIONS

     (a) The term "Registered Representative" shall have the meaning provided by schedule C of Article II of the By-Laws of the NASD.

     (b)  The term SEC shall mean the Securities and Exchange Commission.

     (c) The term "NASD" shall mean the National Association of Securities Dealers, Inc.

     (d) The term "Regulatory Authority" shall mean the SEC, NASD, Securities Commission of the applicable state(s) and any other organization, association or governmental authority having jurisdiction over securities engaged in by RSC or the RR by reason of any statute, rule or regulation or by reason of membership of RSC in such organization or association.

2. TERM

     This agreement and the association between parties may be terminated at any time, for any reason, by either party upon written notice to the other party. Upon termination of this agreement and the association, regardless of how such termination may be brought about, RR will promptly return to RSC all instruments, documents and other materials which RSC may have provided to RR or which may have been otherwise acquired by RR in connection with or as a result of the association with RSC.

3. SERVICE OF REPRESENTATIVE

     RR shall have the right to solicit, promote and encourage sales and purchases of, securities approved by RSC for the general public, as a Registered Representative in accordance with the rules and regulations published by Regulatory Authorities and governed by the specific securities license held by the RR. However, RSC reserves the right to refuse any application, subscription agreement or sale obtained by the RR. The RR status will be that of independent contractor of RSC and nothing herein shall be construed to create the relationship of employer and employee between RSC and RR. Subject to RR's strict compliance with the requirements, terms, and conditions of this Agreement, RR shall be free to exercise his or her own judgement and discretion as to: the persons from whom the RR will solicit applications and orders for the purchase and sale of Securities Products; the time, method and place of solicitation; the location of, and all arrangements for, and all employees of, and all other aspects of, RR's business.

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4.   COMMISSIONS

     Pursuant to paragraph 3 hereof, RSC agrees to pay RR commissions on the sale of securities as provided for herein, such commission to be paid as set forth in Exhibit "A" attached hereto, and incorporated herein by reference. Commissions shall be considered earned only when commissions are received by RSC from the issuer. RR specifically waives payment of any and all commissions due them until such time as RSC is in receipt of the commission(s). All indebtedness of RR to RSC shall be considered to be a prior lien against any commission due RR and shall be deducted from proceeds payable to RR. If for Whatever reason, a charge-back is levied against RSC by an issuer or another broker-dealer who has paid a dealer re allowance or commission to RSC a proportionate charge-back does not constitute grounds for refusal to pay RSC such amount on demand whether RR is currently registered with RSC or not. RR will not receive any continuing commissions (whether for business solicited by RR or for Override Commissions or otherwise) after termination of this Agreement. After termination of this Agreement, RR will receive only such commissions: as were actually earned prior to termination; and such that would have been earned prior to termination but had not been earned only because the had not been received by RSC; and as to the latter, RR will receive those commissions only when they are received by RSC.

     Any monies that may be paid by RSC to RR as an advance loan against RR's commission or Override Commission, either or both of which are yet to be earned. Any and all advance commissions are a loan to RR.
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5.   EXPENSES

     RR further agrees that any and all expenses which may be incurred by RR shall be the sole and exclusive obligation of the RR, including but not limited to, the payment of all fees, regulatory assessments, bonds, administrative expenses of registration and license(s) maintenance incurred by RSC on behalf of the RR; provided, however, that RSC will provide without charge standard literature and other material relating to the securities being marketed at no cost. It shall be the sole responsibility of the RR to pay overhead expenses incident to his activities under the terms of this Agreement, including but not limited to, secretarial, licensing, entertainment, education and transportation expense, none of which shall be the responsibility of RSC. Neither shall RSC provide to RR any other benefit or compensation other that the commissions provided for in paragraph 4 above. As an independent contractor, RR shall be a self employed-person and RSC shall not withhold or pay federal income or FICA taxes, the payment of such taxes being the sole responsibility of RR.

6.   OBLIGATIONS OF RSC

     RSC agrees to maintain an effective and adequately capitalized broker-dealership properly registered with all Regulatory Authorities. RSC further agrees to furnish the RR facilities for execution and confirmation services. RSC from time to time may choose to make reports or other services available, but it is not obligated to do so. It may also agree from time to time to provide additional services for an agreed upon fee to the RR.

7.   OBSERVANCE OF REGULATORY REQUIREMENTS

     RR agrees to maintain their operations in conformity with all applicable laws, rules and regulations of Regulatory Authorities, including, but not limited to those practices prescribed by the Manual of the NASD and the currently effective RSC Supervisory Procedures Manual, the requirements of which are incorporated herein by reference. RR will not conduct any business not permitted under their license. They shall be responsible for adherence to all applicable securities regulations. In the event that any liability is asserted against his actions or omissions, RR agrees to reimburse, indemnify and hold harmless RSC from any expense it may incur including attorney's fees by reason of any breach of this

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paragraph 7 or paragraph 10 and of said laws, rules and regulations. The RR shall observe such written procedures as are published by RSC.

     RR is prohibited from, and agrees that RR shall not: (a) collect from Customers, in payment of the purchase of securities, cash, or checks made payable other than to RSC or to the appropriate custodian bank or transfer agent relating to such purchases, all as designated by RSC; (b) offer or sell any security unless it is a Securities Product; (c) offer or sell any security unless there exists at the time of such offer or sale an effective dealer agreement between RSC and the issuer, underwriter custodian or transfer agent of said security; (d) make, alter or discharge on behalf of RSC any contract or investment, or waive any provision other than in strict compliance with the terms and conditions of the securities laws and in accordance with this Agreement and the procedures, manuals, rules and regulations with this Agreement and the procedures, manuals, rules and regulations of RSC; or (e) make any misrepresentation, or improperly induce a Customer to purchase or sell any security or any Securities Product.

8.   TRANSACTIONS WITH OTHER BROKER-DEALERS

     During the Term of this Agreement, RR shall not: (a) be associated with or be a registered representative of any other broker-dealer; (b) maintain any NASD registration other than with RSC; or (c) solicit or offer for purchase or sale any securities, or investments except on behalf of RSC. RR agrees to immediately notify RSC in writing if RR acquires or obtains any interest in or affiliation with any other broker-dealer or engages in any employment relating to the sale of securities or investments, either directly or indirectly, either alone or with any person or entity other than RSC. RR shall immediately notify RSC if RR becomes involved in any activity that would create the possibility of a conflict of interest on the part of RR with respect to RSC or any Securities Product offered by or on behalf of RSC RR shall not execute a securities transaction for the account of any RR or employee (or close relative of either) of any other broker-dealer without the prior written approval of RSC.

9.   BREACH OF REGULATORY DUTIES

     Notwithstanding the provisions of paragraph 2 hereto as to notice to termination of this Agreement, RSC shall have the right to require RR to suspend transactions in a particular security to the extent that any such transaction, or the actions of the RR with respect hereto, could, in the opinion of RSC, be considered a breach of any law, rule or regulation of any Regulatory Authority. Provided Further, that said right to require suspension of any transaction or transactions shall be enforceable by injunction by a court of competent jurisdiction. Failure by RR to suspend transactions when notified by RSC shall be deemed a material breach of this Agreement, and RSC may at its option terminate this agreement on the occurrence of such breach.

10.  USE OF RSC NAME; INDEMNIFICATION

     The RR agrees to indemnify and save harmless RSC from any cost, expense or damages, including reasonable attorney's fees to which RSC may become obligated by reason of such grant of such status as a RR of RSC. If the RR operates under any other name than RSC, he agrees not to advertise such name with respect to the solicitation for or sale of securities. He further agrees that his clients will be made aware that he is acting in the capacity of a RR of RSC.

Any advertising for the sale of securities must be approved by RSC to insure that it adheres to the guidelines of the Regulatory Authorities. Nothing contained herein shall be construed as a grant of authority to the RR, which authority is specifically disclaimed.

11.  CONSTRUCTION; SERVERABILITY

     It is the intent of the parties hereto that the terms of this Agreement shall be construed pursuant to the laws of the State of Texas, and in accordance with the requirements of the SEC, NASD, and other Regulatory Authorities, to the extent applicable hereto. To the extent that any of the provisions of this

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agreement shall be invalid or unenforceable, then this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

12. MODIFICATION

     No change of this Agreement (including Exhibit A) shall be valid unless the same be made in writing to RR by RSC.

13. ENTIRE AGREEMENT

     This instrument is the entire Agreement of the parties, except to the extent of any document incorporated herein by reference or any statutes rules and regulations, clearing agreements or manuals referred to herein.

14. NON-ASSIGNABILITY; DEATH, DISABILITY

     The services contracted hereunder are personal and dependent upon the qualifications of the parties hereto and may not be assigned by either party without the express consent of the other in writing. In the event of death, disability or incapacity of the RR this agreement shall terminate.



     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT IN DUPLICATE ORIGINALS THE DAY AND YEAR FIRST ABOVE WRITTEN.


     REGISTERED REPRESENTATIVE          RUSHMORE SECURITIES CORP.

 /s/ Kenneth G. Anderson               /s/ Jim W. Clark
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           Signature                              Signature

 /s/ Kenneth G. Anderson                     PRESIDENT        - TITLE
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 Print or Type Name of Signatory



                                  EXHIBIT "A"


Commission payable to the RR will be 75% net of all clearing charges and/or the dealer allowance paid to RSC on the following types of business:

     Mutual Funds
     Variable Annuities
     Variable Life Products
     Unit Investment Trusts

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